                                                                    Exhibit 31.1

                      NUTRITION MANAGEMENT SERVICES COMPANY
                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                            Section 302 Certification

I, Joseph Roberts, certify that:

     1.   I  have  reviewed  this  annual  report  on  Form  10-K  of  Nutrition
          Management Services Company;
     2.   Based on my knowledge,  this annual report does not contain any untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this annual report;
     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this  annual  report,  fairly  present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this annual report;
     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:
          a)   designed such  disclosure  controls and procedures or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;
          b)   evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and
          c)   disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the Registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and
     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation  of  internal  control  over  financial reporting, to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):
          a)   all  significant  deficiencies  and  material  weaknesses  in the design or operation of internal controls over financial reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          b)   any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal controls over financial reporting.

               By: /s/ Joseph Roberts
                   ------------------------------
                   Joseph Roberts
                   Principal Executive Officer
               Date: October 20, 2006